STOCK FUNDS QUARTERLY REPORT

                          QUARTER ENDED MARCH 31, 1999





                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------

                             LARGE CAP GROWTH FUND

                              MID CAP GROWTH FUND

                             SMALL CAP GROWTH FUND

                                 BALANCED FUND

                           INTERNATIONAL GROWTH FUND

                         DEVELOPING MARKETS GROWTH FUND

                              REGIONAL GROWTH FUND

                       SCIENCE AND TECHNOLOGY GROWTH FUND







                                     [LOGO]
                                SIT MUTUAL FUNDS
                          ----------------------------
                          THE INVESTMENT IS MUTUAL(SM)

                                SIT MUTUAL FUNDS
                          STOCK FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----

       Chairman's Letter...............................................1

       Performance Review..............................................2

       Fund Reviews

             Large Cap Growth Fund.....................................4

             Mid Cap Growth Fund ......................................6

             Small Cap Growth Fund.....................................8

             Balanced Fund............................................10

             International Growth.....................................12

             Developing Markets Growth................................14

             Regional Growth..........................................16

             Science and Technology Growth............................18

       A Look at Sit Mutual Funds.....................................20

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - QUARTER ENDED MARCH 31, 1999

Dear Fellow Shareholders:

   Global equity markets were generally higher during the first calendar quarter ending March 31, 1999. Although rising interest rates tempered market gains, the continued strength of the U.S. economy and signs of stabilization in Asia eased investor concerns over corporate profit growth in 1999.

Economic Overview

   The remarkable strength of consumer spending continues to lead the way for the U.S. economy. Fourth quarter growth in the Gross Domestic Product was 6.0% in real terms, capping a very strong year in which the U.S. economy grew by 3.9%. The end of the first quarter of 1999 marked the eighth year of expansion, and there are few signs of slowing based on recently released economic statistics. Continued low unemployment was reported at 4.2% in March, reaching a new low in the current cycle. There are signs of a recovery in the manufacturing sector as evidenced by the National Association of Purchasing Management's factory index, which has increased for three consecutive months. Given this momentum, our conclusion regarding the U.S. economy is that first quarter 1999 GDP could be surprisingly strong, rising to 4.5%. For the full year of 1999, GDP growth may be close to the 3.9% rate achieved in 1998.

   The downside of all of this "good news" is the potential for increases in inflation and, more importantly, the impact on the Federal Reserve's bias on the direction of interest rates. In addition to the rise in manufacturing prices, the recent increase in energy prices has elevated inflation fears once again. It is important to note, however, that energy is only one commodity, albeit an important one, and many other commodity prices remain at very low levels. In addition, despite the latest 4.2% unemployment rate, the lowest since 1970, the year-over-year change in average hourly earnings actually decelerated to 3.6%. Finally, many international economies remain quite sluggish, resulting in a downward trend for many foreign CPI indices. These factors lead us to conclude that U.S. inflationary measures, while rising in 1999, will be contained. There is potential, however, for markets to become quite volatile in response to mixed signals on inflation in 1999.

   While it is possible that the Fed may adopt a more restrictive monetary stance at some point in 1999, Fed officials recently signaled that it was leaving unchanged the symmetrical policy bias it had adopted in February. Although the risks of inflation appear to have increased in recent months, two key factors appear to be influencing the central bank toward maintaining a neutral policy stance. First, there is still the possibility that weaker economies abroad may cause the U.S. economy to slow down. Second, the Fed's "beige book" economic survey showed that the economy continues to grow without a material change in prices for most goods and services. The Fed appears willing to wait until there is actual evidence of inflation before adopting a tightening bias on interest rates.

Equity Strategy Summary

   Domestic equity indices were generally higher during the first quarter of 1999, with large cap growth stocks continuing to carry market averages higher. Large cap indices moved progressively higher during the quarter, highlighted by the Dow Jones Industrial Average reaching the well-publicized 10,000 level. The narrowness of the market's gain was evidenced by the weighted average return of the S&P 500 in the first quarter of +5.0%, while the median stock actually declined by -2.1%. The explosive performance of Internet-related issues contributed to wide differences in performance among various stock indices. For example, we estimate that the Russell 2000 growth index would have declined -7.2% during the quarter, instead of the actual -1.7%, were it not for the 52 Internet-related issues.

   Although large cap stocks continue to outperform smaller capitalization issues, current valuations have become extremely compelling for small and mid cap stocks. During the first quarter, growth stocks outperformed value stocks across all capitalization ranges. And although the outlook for corporate profits has modestly improved in recent months, we still expect rather modest growth in S&P 500 earnings for 1999. As we have often discussed, growth stocks tend to outperform in an environment of sluggish corporate earnings growth.

   Internationally, Europe is showing clear signs of weakening, in particular Germany and the U.K. In contrast, there has been some positive economic news emerging from Asia, excluding Japan. Latin America remains fairly mixed. Equity performance during the quarter generally reflected these trends, as European stocks fell slightly and emerging market indices were generally higher. Based on historical earnings and cash flow valuations, we believe that the European markets are currently slightly undervalued. Asian market valuations appear attractive, with the exception of Singapore and Japan. Most Latin American markets also appear to be attractively valued, but we expect considerable volatility given the economic uncertainties in the region.

   We appreciate your interest and investment in the Sit Mutual Funds, and look forward to assisting you in achieving your investment goals.

With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS

QUARTER ENDED MARCH 31, 1999 PERFORMANCE REVIEW - STOCK FUNDS
--------------------------------------------------------------------------------

                               STOCK FUNDS REVIEW

   Domestic stock indices were generally higher during the first quarter of 1999. Continuing the trend that occurred in 1998, large cap stocks significantly outperformed small cap stocks. Although interest rates rose during the quarter, the sustained strength in the U.S. economy eased concern over the corporate profit outlook for 1999. Similar to last quarter, performance was narrowly concentrated among the largest stocks in the representative indices. The narrowness of the markets' gain was evidenced by the weighted average return of the S&P 500 Index being +5.0%, while the median stock actually declined -2.1%. This is further reflected in the returns of S&P 400 MidCap Index declining -6.4%, and the Russell 2000 Index falling -5.4%. The NASDAQ Composite Index advanced +12.3% during the quarter, reflecting the strong performance of large technology stocks.

   Growth stocks continued to outperform value stocks during the quarter. The Russell 1000 Growth Index increased by +6.4%, while the Russell 1000 Value Index returned only +1.4%. This trend was also evident in small capitalization stock indices, with the Russell 2000 Growth Index declining -1.7% in the quarter, compared to the -9.7% decline for the Russell 2000 Value Index. Strong performance in the technology, health care, and retail sectors was largely responsible for return differences among growth and value indices.

   International results were generally higher during the first quarter, with the exception of Europe. The MSCI EAFE Index gained +1.4%, with strong returns in the U.S. and most emerging markets offset by somewhat lackluster returns in Europe. The MSCI Europe Index fell -2.1% as investors became concerned over economic growth in Europe and growth prospects in Asia improved. Asian markets were generally higher during the quarter, most notably Japan (the MSCI Japan Index rose +12.2%). Most Latin American markets performed well, particularly Brazil, as fears of a severe regional recession diminished somewhat during the quarter.


                                                 1987         1988        1989
                                                 ----         ----        ----

SIT LARGE CAP GROWTH                             5.32%        5.33%       32.02%
SIT MID CAP GROWTH                               5.50         9.77        35.15
SIT SMALL CAP GROWTH                             --           --           --
SIT BALANCED                                     --           --           --
SIT INTERNATIONAL GROWTH                         --           --           --
SIT DEVELOPING MARKETS GROWTH                    --           --           --
SIT REGIONAL GROWTH                              --           --           --
SIT SCIENCE & TECHNOLOGY GROWTH                  --           --           --
S&P 500 INDEX                                    5.28        16.55        31.61
S&P MIDCAP 400 INDEX                            -2.04        20.87        35.55
RUSSELL 2000 INDEX (2)                           --           --           --
EAFE INDEX (3)                                   --           --           --
MSCI EMERGING MARKETS FREE INDEX (4)             --           --           --
PSE TECH 100 INDEX                               --           --           --


                                           NASDAQ
                                           SYMBOL           INCEPTION
                                           ------           ---------

SIT LARGE CAP GROWTH                        SNIGX           09/02/82
SIT MID CAP GROWTH                          NBNGX           09/02/82
SIT SMALL CAP GROWTH                        SSMGX           07/01/94
SIT BALANCED                                SIBAX           12/31/93
SIT INTERNATIONAL GROWTH                    SNGRX           11/01/91
SIT DEVELOPING MARKETS GROWTH               SDMGX           07/01/94
SIT REGIONAL GROWTH                          n/a            12/31/97
SIT SCIENCE & TECHNOLOGY GROWTH             SISTX           12/31/97
S&P 500 INDEX (5)
S&P MIDCAP 400 INDEX (5)
RUSSELL 2000 INDEX (2)
EAFE INDEX (3)
MCSI EMERGING MARKETS FREE INDEX (4)
PSE TECH 100 INDEX


(1) PERIOD FROM FUND INCEPTION THROUGH CALENDAR YEAR-END.
(2) FIGURES ASSUME AN INCEPTION DATE OF 7/1/94.
(3) FIGURES ASSUME AN INCEPTION DATE OF 10/31/91.

TOTAL RETURN - CALENDAR YEAR

                                                                                                            YTD
1990       1991        1992       1993        1994       1995       1996         1997        1998           1999
----       ----        ----       ----        ----       ----       ----         ----        ----           ----

-2.37%    32.72%       4.94%      3.15%       2.83%      31.66%     23.05%       31.70%      30.56%         7.18
-2.04     65.50       -2.14       8.55       -0.47       33.64      21.87        17.70        6.84          1.08
 --        --          --         --         11.57(1)    52.16      14.97         7.63        1.97         -4.41
 --        --          --         --         -0.33       25.43      15.80        21.73       21.30          4.77
 --        4.10(1)     2.69      48.37       -2.99        9.36      10.31         4.81       18.95         -2.17
 --        --          --         --         -2.02(1)    -4.29      17.27        -5.20      -24.93         -0.51
 --        --          --         --          --          --         --           --         23.05          0.24
 --        --          --         --          --          --         --           --         38.40         -0.29
-3.05     30.46        7.64      10.07        1.32       37.58      22.96        33.36       28.58          4.98
-5.12     50.11       11.92      13.95       -3.60       30.94      19.19        32.29       19.11         -6.38
 --        --          --         --          4.61       28.45      16.49        22.36       -2.54         -5.42
 --        0.26      -12.17      32.56        7.78       11.21       6.05         1.78       20.00          1.39
 --        --          --         --          2.80       -6.94       3.92       -13.40      -27.52         11.96
 --        --          --         --          --          --         --           --         54.60         10.71


                                            AVERAGE ANNUAL TOTAL RETURNS FOR THE
       TOTAL RETURN                            PERIODS ENDED MARCH 31, 1999
   QUARTER       SIX MONTHS                                                          SINCE
ENDED 3/31/99   ENDED 3/31/99    1 YEAR       3 YEARS      5 YEARS     10 YEARS     INCEPTION
-------------   -------------    ------       -------      -------     --------     ---------

    7.18%          31.34%         21.17%       29.53%       26.22%      18.12%        17.22%
    1.08           18.92          -4.95        13.23        16.74       15.86         18.04
   -4.41           10.47          -9.57         5.21         --          --           16.28
    4.77           19.43          15.82        20.61        18.27        --           16.60
   -2.17           17.37           0.87         9.15         8.82        --           11.65
   -0.51           11.06         -30.73        -8.70         --          --           -5.13
    0.24           27.96          10.83         --           --          --           18.34
   -0.29           25.11          23.66         --           --          --           29.48
    4.98           27.34          18.46        28.07        26.25       18.97         19.04
   -6.38           20.01           0.45        18.32        18.20       17.43         18.24
   -5.42           10.00         -16.26         7.72         --          --           12.71
    1.39           22.34           6.06         8.47         8.75        --            8.54
   11.96           31.34         -23.23       -11.61         --          --           -7.27
   10.71           55.52          43.75         --           --          --           53.90

(4) FIGURES ASSUME AN INCEPTION DATE OF 6/30/94.
(5) FIGURES ASSUME AN INCEPTION DATE OF 9/2/82.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT LARGE CAP GROWTH FUND REVIEW
QUARTER ENDED MARCH 31, 1999

             SENIOR PORTFOLIO MANAGERS
              PETER L. MITCHELSON, CFA
              ROGER J. SIT
              RONALD D. SIT, CFA

      The Sit Large Cap Growth Fund's quarterly return of +7.2% compared favorably with the +5.0% return of the S&P 500 Index and +2.1% return of the Lipper Growth & Income Fund universe. The Fund continues to hold a 5-star Overall rating by Morningstar(1) out of 2,947 funds in the domestic stock category for the period ended March 31, 1999.

      In the first quarter of 1999, large cap growth stocks continued to outperform virtually all other broad fund categories. Although recent data on the U.S. economy indicates continued strength, investors' concerns about overall corporate profit growth remain a key element fueling the strong performance of large, liquid growth issues. During the first quarter, the Fund benefited from sector overweighting in high growth sectors, particularly technology. A key attribute of the Fund continues to be strong relative earnings growth. As of March 31, the 1999 projected earnings gain for the companies held in the Fund was +22.2%, which is significantly higher than the S&P 500 Index's projected earnings gain of +8.7%. While we are optimistic about the Fund's outlook due to strong earnings growth, we do not expect the robust returns of the first quarter to be repeated in each of the year's remaining quarters.

      Changes in sector weighting included increases in technology services, health technology, finance and transportation. New positions in these sectors included Amgen, America Online, Marsh & McLennan, Merrill Lynch, Associates First Capital, UAL Corporation, and Southwest Airlines. Sector weighting decreases occurred in electronic technology, industrial services, and consumer non-durables. These sectors were reduced through the elimination or reduction of positions in Dell Computer, Sun Microsystems, EMC, Schlumberger, Coca-Cola, and Colgate Palmolive. The heaviest weightings remain in the traditional growth sectors of health care and technology. Slower growth and cyclical companies in sectors such as utilities, energy, and process industries, have been underweighted.

      Assets in the Large Cap Growth Fund totaled $136.7 million at the end of March, up from $100.3 million a year ago. We very much appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of growth companies with a capitalization of $5 billion or more at the time of purchase.


                                PORTFOLIO SUMMARY

                    Net Asset Value 3/31/99:   $52.13 Per Share
                                   12/31/98:   $48.64 Per Share

                           Total Net Assets:   $136.73 Million

                Weighted Average Market Cap:   $103.0 Billion


                               PORTFOLIO STRUCTURE
                             (% of total net assets)
                              Allocation by Sector

                                  [BAR CHART]

                     Electronic Technology     23.0
                         Health Technology     17.2
                                   Finance      9.5
                              Retail Trade      8.8
                       Technology Services      8.6
                     Consumer Non-Durables      6.4
                                 Utilities      5.5
                    Producer Manufacturing      5.1
                         Consumer Services      4.6
                        Process Industries      2.0
                           Health Services      1.1
                         Consumer Durables      1.0
                            Transportation      0.8
                           Energy Minerals      0.6
                          Cash Equivalents      5.8

                         AVERAGE ANNUAL TOTAL RETURNS*             CUMULATIVE TOTAL RETURNS*
                      ----------------------------------     ------------------------------------
                      Large Cap     Russell         S&P      Large Cap       Russell        S&P
                       Growth        1000           500       Growth          1000          500
                        Fund      Growth Index     Index       Fund       Growth Index     Index
                      ----------------------------------     ------------------------------------
3 Months               7.18%          6.36%        4.98%         7.18%         6.36%        4.98%
  (not annualized)
1 Year                21.17          28.13        18.46         21.17         28.13        18.46
5 Years               26.22          28.41        26.25        220.37        249.19       220.70
10 Years              18.12          20.50        18.97        428.67        545.41       467.96
Inception             17.22          18.89        19.04       1295.09       1666.05      1700.36
  (9/2/82)

* As of 3/31/99

      ON 6/6/93, THE FUND'S INVESTMENT OBJECTIVE CHANGED TO ALLOW FOR A PORTFOLIO OF 100% STOCKS. PRIOR TO THAT TIME, THE PORTFOLIO WAS REQUIRED TO CONTAIN NO MORE THAN 80% STOCKS.

      PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 1000 GROWTH INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.
(1)MORNINGSTAR PROPRIETARY RATINGS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE THROUGH 3/31/99. THESE RATINGS ARE SUBJECT TO CHANGE MONTHLY AND ARE CALCULATED FROM THE FUNDS' 3-, 5-, AND 10-YEAR AVERAGE ANNUAL RETURNS IN EXCESS OF 90-DAY TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY TREASURY BILL RETURNS. TEN PERCENT OF THE FUNDS IN AN INVESTMENT CATEGORY RECEIVE 5 STARS, 22.5% RECEIVE 4, 35% RECEIVE 3, AND 22.5% RECEIVE 2. IN THE DOMESTIC STOCK CATEGORY, SIT LARGE CAP GROWTH FUND RECEIVED A 5-STAR RATING FOR THE 3- AND 5-YEAR PERIODS OUT OF 2,947 AND 1,810 FUNDS, RESPECTIVELY, AND A 4-STAR RATING FOR THE 10-YEAR PERIOD OUT OF 743 FUNDS.

                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 3/31/99 would have grown to $139,509 in the Fund, or $180,039 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                          *  Cisco Systems, Inc.
                          *  Microsoft Corp.
                          *  General Electric Co.
                          *  AirTouch Communications, Inc.
                          *  Pfizer, Inc.
                          *  Merck & Co., Inc.
                          *  EMC Corp.
                          *  MCI Worldcom, Inc.
                          *  Medtronic, Inc.
                          *  Intel Corp.

                          Total number of holdings: 67

SIT MID CAP GROWTH FUND REVIEW
QUARTER ENDED MARCH 31, 1999

[PHOTO]      SENIOR PORTFOLIO MANAGERS
              EUGENE C. SIT, CFA
              ERIK S. ANDERSON, CFA

      The Sit Mid Cap Growth Fund's quarterly return of +1.1% compared favorably with the -6.4% return for the S&P Midcap 400 Index, although medium cap growth stocks continued to lag behind large cap issues in the first quarter of 1999.

      Largely based on brightening prospects for the U.S. economy, the Dow Jones Industrial Average continued to reach new highs during the first quarter of 1999. The S&P 500 Index also reached new highs throughout the quarter, but mid cap stocks, as measured by the S&P Midcap Index, peaked on January 6, 1999. Since small and mid cap stocks tend to outperform when the domestic economy is accelerating, continued evidence that the U.S. economy remains quite healthy could prove to be a catalyst for improving results. We believe that the Sit Mid Cap Growth Fund is well positioned to benefit when smaller stocks regain investor confidence, largely because the Fund continues to hold companies with excellent earnings growth potential. Despite sluggish earnings growth for the broad market, earnings growth for the stocks in the Fund remains high at a projected rate of +25.3% and +26.1% for 1999 and 2000, respectively. The price-to-earnings ratio at quarter end was 35.6x current-year earnings estimates compared to the S&P 500 Index P/E multiple of 31.4x.

      Performance during the first quarter was positively impacted by stock selection and sector weightings in electronic technology, health technology, and utilities. Our overweighted position in technology services, particularly computer software, had a slight negative impact on our performance.

      Sector weightings changed modestly in the first quarter. Weighting increases included electronic technology and utilities. New positions in these sectors included Applied Micro Circuits, Teradyne, and Frontier Corporation. Sector weighting decreases occurred in technology services, health services, and consumer services. These sectors were reduced through the elimination or reduction of positions in PeopleSoft, Dendrite International, BMC Software, Healthsouth, McKesson HBOC, and Stewart Enterprises. Given excellent relative values in the marketplace for mid cap growth stocks, we are maintaining a fully invested position with low levels of cash. Attractive relative valuations for fast growing companies makes us optimistic about the Fund's outlook.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of growth companies with a capitalization of $1.5 billion to $5 billion at the time of purchase.


                                PORTFOLIO SUMMARY

                    Net Asset Value 3/31/99:   $13.08 Per Share
                                   12/31/98:   $12.94 Per Share

                           Total Net Assets:   $344.22 Million

                Weighted Average Market Cap:   $6.5 Billion


                               PORTFOLIO STRUCTURE
                             (% of total net assets)
                              Allocation by Sector

                                  [BAR CHART]

                        Electronic Technology    27.1
                          Technology Services    19.4
                            Health Technology    13.2
                                      Finance     9.4
                                 Retail Trade     7.7
                              Health Services     4.9
                        Consumer Non-Durables     4.4
                                    Utilities     3.5
                            Consumer Durables     3.4
                            Consumer Services     3.0
                          Industrial Services     1.8
                          Commercial Services     1.7
                           Process Industries     0.5
                             Cash Equivalents     0.0

                           AVERAGE ANNUAL TOTAL RETURNS*              CUMULATIVE TOTAL RETURNS*
                       ------------------------------------     -------------------------------------
                       Mid Cap      Russell          S&P        Mid Cap       Russell         S&P
                       Growth       Mid Cap         Midcap      Growth        Mid Cap        Midcap
                        Fund      Growth Index    400 Index      Fund       Growth Index    400 Index
                       ------------------------------------     -------------------------------------
3 Months                1.08%        3.42%         -6.38%          1.08%        3.42%        -6.38%
 (not annualized)
1 Year                 -4.95         8.90           0.45          -4.95         8.90          0.45
5 Years                16.74        18.88          18.20         116.82       137.39        130.72
10 Years               15.86        16.97          17.43         335.71       379.65        398.85
Inception              18.04         --            18.24        1465.02         --         1510.01
 (9/2/82)

* As of 3/31/99

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL MID CAP GROWTH INDEX NOR THE S&P MIDCAP 400 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/2/82) and held until 3/31/99 would have grown to $156,502 in the Fund, or $161,001 in the S&P Midcap 400 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                        *  Biogen, Inc.
                        *  Elan Corp., p.l.c., A.D.R.
                        *  Legato Systems, Inc.
                        *  Staples, Inc.
                        *  Chancellor Media Corp.
                        *  Kohl's Corp.
                        *  Uniphase Corp.
                        *  Xilinx, Inc.
                        *  Jabil Circuit, Inc.
                        *  ADC Telecommunications, Inc.

                          Total number of holdings: 66

SIT SMALL CAP GROWTH FUND REVIEW
QUARTER ENDED MARCH 31, 1999

             SENIOR PORTFOLIO MANAGER
              EUGENE C. SIT, CFA

      Although the Dow Jones Industrial Average reached a well-publicized, all-time high during the first quarter of 1999, small stocks continue to struggle in the current market environment. The Sit Small Cap Growth Fund's quarterly return of -4.4% compared favorably to the -5.4% quarterly return for the Russell 2000 Index.

      Despite superior earnings growth and the valuation discount to large cap stocks, small cap stocks generally remain out of favor with investors. Remarkably, the most recent quarter marked the sixth consecutive quarter that the Russell 2000 Index has lagged the S&P 500 Index. Market-wide concerns about overall corporate profit growth and stock liquidity have clearly benefited large cap growth issues at the expense of small cap stocks. However, following a tumultuous second half of 1998, continuing good news has alleviated concerns over the health of the U.S. economy.

      Small cap stocks are currently trading at unprecedented discounts to large cap stocks, particularly when one considers differences in growth rates. For example, the P/E ratio of the Fund is currently 40.1x 1999 estimated earnings, compared to 31.4x for the S&P 500 Index. Yet stocks in the Fund possess a far superior estimated earnings growth rate for 1999 of +30.5% compared to +8.7% for the S&P 500 Index.

      Sector weightings changed only modestly during the quarter. Weighting increases included electronic technology, utilities, and health technology. New positions in these sectors include Gilat Satellite Networks, Galileo Technology, Veeco Instruments, Pinnacle Holdings, and IDEC Pharmaceuticals. Sector weighting decreases occurred in technology services, health services, and finance. These sectors were reduced through the elimination or reduction in positions of Dendrite International, Pervasive Software, McKesson HBOC, Delphi Financial, and Fremont General. Cash in the portfolio dropped from 8.2% to 1.7% during the quarter reflecting our enthusiasm for valuations. Given the strong fundamentals and the attractive valuations of companies in the portfolio, we remain optimistic on the Fund's prospects for the remainder of 1999.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in the common stocks of small growth companies that have a capitalization of $1.5 billion or less at the time of purchase.

      In addition, the Fund may purchase securities convertible into common stocks, preferred stocks and warrants. The Fund may invest in securities not listed on a national securities exchange but generally such securities will have an established over-the-counter market.


                                PORTFOLIO SUMMARY

                    Net Asset Value 3/31/99:   $15.40 Per Share
                                   12/31/98:   $16.11 Per Share

                           Total Net Assets:   $42.99 Million

                Weighted Average Market Cap:   $1.1 Billion


                               PORTFOLIO STRUCTURE
                             (% of total net assets)
                              Allocation by Sector

                                   [BAR CHART]

                          Technology Services    29.8
                        Electronic Technology    22.3
                                      Finance     9.2
                            Health Technology     8.1
                                    Utilities     5.8
                            Consumer Services     5.6
                              Health Services     4.4
                          Commercial Services     3.6
                                 Retail Trade     3.4
                            Consumer Durables     1.9
                               Transportation     1.6
                          Industrial Services     1.4
                              Energy Minerals     1.2
                             Cash Equivalents     1.7

                         AVERAGE ANNUAL TOTAL RETURNS*                CUMULATIVE TOTAL RETURNS*
                     -------------------------------------     -------------------------------------
                     Small Cap     Russell       Russell       Small Cap     Russell       Russell
                      Growth        2000          2000          Growth        2000          2000
                       Fund         Index     Growth Index       Fund         Index     Growth Index
                     -------------------------------------     -------------------------------------
3 Months             -4.41%         -5.42%        -1.68%         -4.41%       -5.42%        -1.68%
  (not annualized)
1 Year               -9.57         -16.26        -11.04          -9.57       -16.26        -11.04
3 Year                5.21           7.72          5.76          16.45        25.00         18.28
Inception            16.28          12.71         12.88         104.78        76.54         77.86
  (7/1/94)

* As of 3/31/99

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE RUSSELL 2000 INDEX NOR THE RUSSELL 2000 GROWTH INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 3/31/99 would have grown to $20,478 in the Fund, or $17,654 in the Russell 2000 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                       *  Uniphase Corp.
                       *  Legato Systems, Inc.
                       *  Dendrite International, Inc.
                       *  Emmis Broadcasting Corp.
                       *  BISYS Group, Inc.
                       *  Queens County Bancorp, Inc.
                       *  Flextronics International, Ltd.
                       *  Applied Micro Circuits Corp.
                       *  Sepracor, Inc.
                       *  Sapient Corp.

                          Total number of holdings: 57

SIT BALANCED FUND REVIEW
QUARTER ENDED MARCH 31, 1999

[PHOTO]      SENIOR PORTFOLIO MANAGERS
              PETER L. MITCHELSON, CFA
              BRYCE A. DOTY, CFA

      The Sit Balanced Fund's quarterly return of +4.8% compared favorably with the +5.0% return of the S&P 500 Index, the -0.5% return of the Lehman Aggregate Bond Index and the +1.1% return of the Lipper Balanced Fund universe.

      As of March 31, 1999, the asset allocation of the Fund was 56% equities (down from 61% at the end of December), 38% fixed income securities (37%) and 6% cash reserve instruments (2%).

      The portfolio's equity return was led by large cap growth stocks, which continued to outperform virtually all other broad fund categories. Although recent data on the U.S. economy indicates continued strength, investors' concerns about overall corporate profit growth remain a key element fueling the strong performance of large, liquid growth issues. During the first quarter, the Fund benefited from sector overweighting in high growth sectors, particularly technology. A key attribute of the Fund continues to be strong relative earnings growth. As of quarter end, the 1999 projected earnings gain for the companies held in the Fund was +21.8%, which is significantly higher than projected earnings gain of +8.7% for the S&P 500 Index. While we are optimistic about the Fund's outlook due to strong earnings growth, we do not expect the robust returns of the first quarter to be repeated in future quarters.

      Regarding the fixed income portion of the portfolio, the U.S. Treasury yield curve rose sharply last quarter. The rise in U.S. Treasury yields reflects stronger-than-expected economic conditions which caused a reversal of last fall's "flight to quality" in the Treasury market. Signs of continuing economic strength have significantly narrowed yield spreads for corporate bonds, allowing them to outperform Treasuries. Mortgage rates also rose last quarter, which slowed refinancing activity from its record pace. Heartened by the slowing refinancing activity, investors increased their demand for mortgages, causing relative yield spreads in the mortgage sector to narrow. As a result, the fixed income portion of the portfolio did relatively well due to the overweighting in the mortgage and corporate sectors. Looking forward, we continue to emphasize these sectors and, given our outlook for stable interest rates, are maintaining a market-neutral duration.

      We very much appreciate shareholders' continued interest and participation in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The Sit Balanced Fund's dual objectives are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks, bonds and short-term instruments. The Fund may emphasize either equity securities, fixed-income securities, or short-term instruments or hold equal amounts of each, dependent upon the Adviser's analysis of market, financial and economic conditions.

      The Fund's permissible investment allocation is: 40-60% in equity securities, 40-60% in fixed-income securities, and up to 20% in short-term fixed-income instruments. At all times at least 25% of the assets will be invested in fixed-income senior securities.


                                PORTFOLIO SUMMARY

             Net Asset Value 3/31/99:   $17.36 Per Share
                            12/31/98:   $16.57 Per Share

                    Total Net Assets:   $9.96 Million

                  Quarterly Dividend:   $0.069 Per Share


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [PIE CHART]

                          Cash Equivalents    5.5%
                                     Bonds   38.3%
                                    Stocks   56.2%

                        AVERAGE ANNUAL TOTAL RETURNS*            CUMULATIVE TOTAL RETURNS*
                      ---------------------------------      ---------------------------------
                                     Lehman        S&P                     Lehman         S&P
                      Balanced     Aggregate       500       Balanced     Aggregate       500
                        Fund       Bond Index     Index        Fund       Bond Index     Index
                      ---------------------------------      ---------------------------------
3 Months                4.77%       -0.50%         4.98%        4.77%       -0.50%        4.98%
  (not annualized)
1 Year                 15.82         6.49         18.46        15.82         6.49        18.46
3 Year                 20.61         7.75         28.07        75.44        25.11       110.06
5 Year                 18.27         7.79         26.25       131.36        45.52       220.70
Inception              16.60         6.82         23.94       123.96        41.35       208.54
  (12/31/93)

* As of 3/31/99

       PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX NOR THE S&P 500 INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/93) and held until 3/31/99 would have grown to $22,396 in the Fund, $14,135 in the Lehman Aggregate Bond Index, or $30,854 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                                  TOP HOLDINGS

             STOCKS:
               *  Cisco Systems, Inc.
               *  General Electric Co.
               *  Microsoft Corp.
               *  Merck & Co., Inc.
               *  Pfizer, Inc.

             BONDS:
               *  U.S. Treasury Note, 5.75%, 10/31/02
               *  GNMA, 9.50%, 12/15/17
               *  U.S. Treasury Note, 6.125%, 8/15/07
               *  GNMA, 9.00%, 12/15/19
               *  Security Capital Industrial Trust, 8.65%, 5/15/16

                         Total number of holdings: 124

SIT INTERNATIONAL GROWTH FUND REVIEW
QUARTER ENDED MARCH 31, 1999

[PHOTO]      SENIOR PORTFOLIO MANAGERS
              EUGENE C. SIT, CFA
              ANDREW B. KIM, CFA
              ROGER J. SIT

      For the three months ended March 1999, the Sit International Growth Fund declined -2.2%. This compares with the MSCI EAFE Index benchmark's gain of +1.4% and the Lipper International Fund Index's +1.3% rise. A major reason for the Fund's negative return during the quarter was the large investor rotation into the Japanese market out of the European markets leading to the deterioration of our European holdings. During the quarter, our European holdings accounted for 65.2% of net assets.

      The euro declined -9% against the dollar as major economies in Europe slowed further. However, we believe the interest rate reductions in early April by both the Bank of England (by 25bp) and the European Central Bank (by 50bp) should stimulate the overall European economic growth in the second half of 1999. The improving outlook for consumer spending would be especially beneficial to earnings in such sectors as pharmaceutical and consumer products and service companies. We continue to believe the long-term benefits of the single-currency euro and extensive corporate restructuring should help accelerate corporate earnings growth.

      A positive contribution to the Fund's quarterly performance was the turnaround in Asian markets. The Fund's holdings in Thailand rose +21.8%, followed by Korea (+17.5), Singapore (+12.7%) and Australia (+8.5%). The Japanese portfolio, the largest country weighting of 21.2%, had a +10.3% gain during the quarter despite the loss of -4.5% in the yen/dollar exchange rate. The implementation of financial reforms in Japan, if successful, has positive implications for the Asian markets as Japan's economic improvement should, we believe, give a boost to her neighbors. In April we established initial positions in two high-quality banks (Sanwa and Bank of Tokyo Mitsubishi) as the potential beneficiary of financial restructuring in Japan.

      Sector selection, especially banking, pharmaceutical and telecommunications, should, we believe, continue to contribute to the Fund's returns in European markets. Capitalizing on the strong order flows from the U.S., contract manufacturers in Singapore and Taiwan remain attractive holdings. Our positions in the global telecom sector have expanded to include British Telecom and Vodafone in the UK and China Telecom in Hong Kong.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Sit International Growth Fund is to achieve long-term growth of capital by investing in equity securities of issuers domiciled outside the United States. The Fund's investment objective reflects the belief that long-term investment planning should include the investment opportunities that exist outside the U.S.

      The Fund selects its investments based on the characteristics of the particular markets and economies of the countries in which it invests. Emphasis is placed on identifying securities of companies believed to be undervalued in the marketplace in relation to factors such as the company's revenues, earnings, assets and long-term competitive position which over time will enhance the equity value of the company.


                                PORTFOLIO SUMMARY

                    Net Asset Value 3/31/99:   $18.05 Per Share
                                   12/31/98:   $18.45 Per Share

                           Total Net Assets:   $93.23 Million

                Weighted Average Market Cap:   $35.1 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)

                                   [BAR CHART]

                                         SIT INT'L      Morgan Stanley
                                         GROWTH FUND    EAFE Index

                         Europe Other    42.6           29.9
                  France, Germany, UK    22.6           41.2
                                Japan    21.2           23.1
                        Pacific Basin    10.4            5.8
Cash and Other Assets and Liabilities     3.2            0.0

                            AVERAGE ANNUAL TOTAL RETURNS*                   CUMULATIVE TOTAL RETURNS*
                     ------------------------------------------     -----------------------------------------
                     International    Morgan Stanley     Lipper     International    Morgan Stanley    Lipper
                        Growth        Capital Int'l       Int'l        Growth         Capital Int'l     Int'l
                         Fund           EAFE Index        Index         Fund           EAFE Index       Index
                     ------------------------------------------     -----------------------------------------
3 Months               -2.17%            1.39%           1.28%         -2.17%            1.39%           1.28%
  (not annualized)
1 Year                  0.87             6.06           -0.70           0.87             6.06           -0.70
3 Years                 9.15             8.47           10.28          30.05            27.63           34.12
5 Years                 8.82             8.75            9.10          52.58            52.08           54.59
Inception              11.65             8.54           10.46         126.40            83.71          109.19
  (11/1/91)

* As of 3/31/99

       PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE, AUSTRALIA, FAR EAST) INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/91) and held until 3/31/99 would have grown to $22,640 in the Fund, or $18,371 in the Morgan Stanley EAFE Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                          *  Nokia Corp., A.D.R.
                          *  AFLAC, Inc., A.D.R.
                          *  Misys, p.l.c.
                          *  Aegon N.V., A.D.R.
                          *  Zurich Allied AG
                          *  Elan Corp., p.l.c., A.D.R.
                          *  Wolters Kluwer
                          *  Mannesman, A.G.
                          *  Telefonica, S.A.
                          *  Bank of Ireland

                          Total number of holdings: 73

SIT DEVELOPING MARKETS GROWTH FUND REVIEW
QUARTER ENDED MARCH 31, 1999

[PHOTO]      SENIOR PORTFOLIO MANAGERS
              EUGENE C. SIT, CFA
              ANDREW B. KIM, CFA

      The Sit Developing Market Growth Fund declined -0.51% in the March quarter due primarily to the decline in its Taiwan and Portuguese holdings, which accounted for nearly 25% of total assets, and the Fund's significant underweighting in Latin America. The Fund's negative return compares with the MSCI Emerging Markets Free (EMF) Index benchmark's gain of +11.96% and the Lipper Emerging Markets Index +7.94% gain. From the extremely depressed level at the end of 1998, the EMF Latin American Index increased +12.24% in the March quarter.

      At the end of March, equity holdings were increased in Asia in anticipation of the region's improving trend. Investments in Asia increased to 53.5% at the end of March from 46.7% at year-end 1998.

      Asian stock markets continued to benefit from positive investor sentiment resulting from lower interest rates and stable currencies. The favorable liquidity outlook for Asia, due to the continuing current account surplus and resumption of foreign direct investment, will, we believe, be key drivers of positive 1999 returns in Asian equity markets. Major uncertainties are the yen/dollar exchange rate and the successful results from financial and corporate reforms in Japan.

      The emerging-Europe, Middle East and Africa weighting of 24.6% is moderately below the Index's average of 28.8%. The Fund continues to overweight Israel and underweight South Africa and has increased its holdings in Greece. We expect Latin American markets to be volatile in 1999 as Brazil copes with the combination of recession and high inflation. Although the Latin American financial markets recovered in 1999, we believe the high cost of capital and insufficient foreign investment will tend to constrain the growth rate into 2000. The Fund's holdings in Latin America are concentrated in Mexico where the positive effects of lower interest rates are being further reinforced by higher oil prices.

      Our focus remains on companies that are competitive on a regional basis and have sound finances. The Fund maintains an overweight position in Asian contract manufacturers, taking advantage of opportunities to translate expanding exports into substantial earnings growth in response to strong overseas demand.


                       INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing in equity securities of companies located or otherwise operating in a developing market.

      Developing markets tend to be less economically developed regions of the world. General characteristics also include a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, rapid economic growth and lower degrees of political stability. Investors should carefully consider the risks associated with developing markets such as currency flucuations, high volatility, illiquidity and the possibility of political instability.


                               PORTFOLIO SUMMARY

                    Net Asset Value 3/31/99:   $7.73 Per Share
                                   12/31/98:   $7.77 Per Share

                           Total Net Assets:   $9.52 Million

                Weighted Average Market Cap:   $25.4 Billion


                         PORTFOLIO STRUCTURE - BY REGION
                             (% of total net assets)

                                   [BAR CHART]

                                        SIT DEVELOPING        MSCI Emerging
                                        MARKETS GROWTH FUND   Markets Free Index

                                 Asia   53.5                  34.9
                               Europe   16.4                  15.0
                        Latin America   12.7                  35.8
                   Africa/Middle East   11.5                  14.4
                        North America    1.1                   0.0
Cash and Other Assets and Liabilities    4.8                   0.0

                             AVERAGE ANNUAL TOTAL RETURNS*                      CUMULATIVE TOTAL RETURNS*
                    --------------------------------------------     -------------------------------------------
                    Developing                           Lipper      Developing                          Lipper
                     Markets            MSCI            Emerging       Markets            MSCI          Emerging
                     Growth       Emerging Markets      Markets        Growth       Emerging Markets     Markets
                      Fund           Free Index          Index          Fund           Free Index         Index
                    --------------------------------------------     -------------------------------------------
3 Months               -0.51%           11.96%            -7.94%        -0.51%            -11.96%          -7.94%
  (not annualized)
1 Year                -30.73           -23.23            -24.65         -30.73            -23.23          -24.65
3 Year                 -8.70           -11.61             -9.90         -23.91            -30.95          -26.87
Inception              -5.13            -7.27             -5.67         -22.13            -30.14          -24.25
  (7/1/94)

* As of 3/31/99

      PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE MORGAN STANLEY INTERNATIONAL EMERGING MARKETS FREE INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (7/1/94) and held until 3/31/99 would have declined to $7,787 in the Fund, or $6,986 in the Morgan Stanley Capital Int'l Emerging Markets Free Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                         *  Nice Systems Ltd., A.D.R.
                         *  Advanced Info Services
                         *  Datacraft Asia Ltd.
                         *  Hon Hai Precision Industry
                         *  Samsung Electronics
                         *  Portugal Telecom, A.D.R.
                         *  Cifra, S.A.
                         *  Venture Manufacturing, Ltd.
                         *  Telefonos de Mexico, A.D.R.
                         *  Jollibee Foods Co. (Warrants)

                          Total number of holdings: 48

SIT REGIONAL GROWTH FUND REVIEW
QUARTER ENDED MARCH 31, 1999

             SENIOR PORTFOLIO MANAGER
              EUGENE C. SIT, CFA

      The Sit Regional Growth Fund rose +0.2% in the quarter, lagging the S&P 500 Index return of +5.0%. The Fund's quarterly performance compares more favorably with the +0.9% return achieved by the average diversified stock fund as calculated by Lipper Analytical Services.

      The Fund's regional focus is posing a temporary challenge in outperforming the broad market indices given the market's continued attraction to large cap, liquid issues. The Fund's weighted average market cap of just under $18 billion is well below the S&P 500 Index weighted average market cap of $100 billion. The median stock in the S&P 500 Index was down -2.1% in the quarter, well below the +5.0% weighted average return. A key attribute of the Fund continues to be the strong relative earnings growth. As of the end of March, the 1999 projected earnings gain for the companies held in the Fund was +16.8%, which is significantly higher than the S&P 500 Index projected earnings gain of +8.7%. In addition, the price-to-earnings ratio on forecasted 1999 earnings for the Fund is 30.9x, below the S&P 500 Index P/E of 31.4x.

      Relative to the Russell 3000 Index, the Fund lagged due to stocks held in the technology services, health technology, and commercial services sectors -- particularly smaller market cap stocks. The two most positive sectors in the quarter were electronic technology and retail trade. Strong performers in these sectors included Tellabs, ADC Telecommunications, Gateway 2000, and Best Buy. Each of these stocks rose +30% or more in the quarter. During the first quarter, sectors with increased weightings included electronic technology, consumer services, and health technology. Weightings were lowered in process industries, technology services, and consumer non-durables. The Fund's cash position decreased slightly in the quarter falling from 4.5% to 3.9%.

      Relative strong growth rates of the Fund's stock holdings and attractive valuations provide, we believe, long-term investment opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies with their headquarters in Minnesota, Iowa, Missouri, North Dakota, South Dakota, Nebraska, Kansas, Wisconsin, Illinois, Michigan, Indiana, and Ohio. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the Adviser believes have potential for long-term capital growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 3/31/99:   $12.31 Per Share
                                   12/31/98:   $12.28 Per Share

                           Total Net Assets:   $6.56 Million

                Weighted Average Market Cap:   $17.5 Billion


                               PORTFOLIO STRUCTURE
                             (% of total net assets)
                              Allocation by Sector

                                  [BAR CHART]

                            Health Technology   16.4
                                 Retail Trade   15.3
                                      Finance   14.9
                        Electronic Technology   14.5
                          Technology Services   12.8
                        Consumer Non-Durables    5.9
                          Commercial Services    3.9
                            Consumer Services    3.1
                           Process Industries    2.4
                            Consumer Durables    2.2
                              Health Services    2.1
                       Producer Manufacturing    1.5
                               Transportation    1.1
                             Cash Equivalents    3.9

                      AVERAGE ANNUAL TOTAL RETURNS*          CUMULATIVE TOTAL RETURNS*
                    --------------------------------      -------------------------------
                     Regional     Russell       S&P       Regional     Russell       S&P
                      Growth       3000         500        Growth       3000         500
                       Fund        Index       Index        Fund        Index       Index
                    --------------------------------      -------------------------------
3 Months              0.24%        3.40%        4.98%       0.24%       3.40%        4.98%
  (not annualized)
1 Year               10.83        13.55        18.46       10.83       13.55        18.46
Inception            18.34        22.18        27.21       23.36       28.37        34.98
  (12/31/97)

* As of 3/31/99

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE S&P 500 INDEX NOR THE RUSSELL 3000 GROWTH INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 3/31/99 would have grown to $12,336 in the Fund, or $13,498 in the S&P 500 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                           *  Best Buy, Inc.
                           *  Dayton Hudson Corp.
                           *  Fiserv, Inc.
                           *  Wells Fargo Co.
                           *  Tellabs, Inc.
                           *  ADC Telecommunications, Inc.
                           *  Northern Trust Corp.
                           *  Motorola, Inc.
                           *  Eli Lilly & Co.
                           *  Emmis Communications Corp.

                          Total number of holdings: 39

SIT SCIENCE AND TECHNOLOGY GROWTH FUND REVIEW
QUARTER ENDED MARCH 31, 1999

             SENIOR PORTFOLIO MANAGER
              EUGENE C. SIT, CFA

      The Sit Science and Technology Growth Fund's quarterly return of -0.3% compared to +10.7% for Pacific Stock Exchange Technology 100 (PSE) Index. The unprecedented mania surrounding Internet-related companies contained in the PSE Index was a significant factor in the Fund's relative underperformance.

      Our philosophical commitment to health care stocks as a vital component of true science and technology funds also compromised returns in the short run vis-a-vis the PSE Index that has a lower health care component. Demographic trends support our very positive outlook for this sector. Positions in Eli Lilly & Company, Medimmune, Inc., Genzyme Corp., Guidant Corp. and IDEC Pharmaceuticals were either increased or initiated during the quarter. Cash declined materially during the quarter from 10.6% at year-end 1998 to 3.1% at quarter end. In addition, Nokia Corp. and Motorola, Inc. were purchased in the electronic technology sector as cellular phone demand is accelerating worldwide. Through stock appreciation and new purchases, the Fund's allocation to electronic technology increased from 34.5% at year-end 1998 to 46.7% at quarter end. The weighting in technology services declined during the quarter. Fear of a Year 2000-induced business slowdown for some software and services segments was a contributing factor in stock price declines, although we believe this concern is exaggerated.

      Earnings for stocks in the Fund are expected to grow +31.4% in 1999 and +25.6% over the next five years versus +8.7% and +8.0%, respectively, for the S&P 500 Index. Despite growth rates triple those of the market, stocks in the Fund trade at a modest premium to the market. The P/E ratio for the S&P 500 Index is 31.4x based on 1999 earnings versus 39.6x for stocks in the Fund.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies which Sit Investment Associates, Inc. expects to benefit from the development, improvement, advancement and use of science and technology. During normal market conditions, at least 80% of the Fund's total assets will be invested in such securities. The Fund emphasizes securities of companies that the adviser believes have potential for long-term capital growth.


                                PORTFOLIO SUMMARY

                    Net Asset Value 3/31/99:   $13.80 Per Share
                                   12/31/98:   $13.84 Per Share

                           Total Net Assets:   $11.81 Million

                Weighted Average Market Cap:   $71.2 Billion


                               PORTFOLIO STRUCTURE
                             (% of total net assets)
                              Allocation by Sector

                                  [BAR CHART]

                        Electronic Technology   46.7
                            Health Technology   28.5
                          Technology Services   17.9
                              Health Services    2.3
                                    Utilities    1.5
                             Cash Equivalents    3.1

                    AVERAGE ANNUAL TOTAL RETURNS*     CUMULATIVE TOTAL RETURNS*
                    ----------------------------     ----------------------------
                                   Pacific Stock                    Pacific Stock
                    Science and       Exchange       Science and      Exchange
                    Technology      Technology       Technology      Technology
                    Growth Fund      100 Index       Growth Fund      100 Index
                    ----------------------------     ----------------------------
3 Months              -0.29%          10.71%            -0.29%          10.71%
  (not annualized)
1 Year                23.66           43.75             23.66           43.75
Inception             29.48           53.90             38.00           71.17
  (12/31/97)

* As of 3/31/99

     PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE PACIFIC STOCK EXCHANGE TECHNOLOGY 100 INDEX.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/31/97) and held until 3/31/99 would have grown to $13,800 in the Fund, or $17,117 in the PSE Tech 100 Index assuming reinvestment of all dividends and capital gains.


                               10 LARGEST HOLDINGS

                      *  Microsoft Corp.
                      *  Cisco Systems, Inc.
                      *  EMC Corp.
                      *  Intel Corp.
                      *  Biogen, Inc.
                      *  Solectron Corp.
                      *  Merck & Co., Inc.
                      *  Legato Systems, Inc.
                      *  Schering-Plough Corp.
                      *  International Business Machines Corp.

                          Total number of holdings: 59

                         A LOOK AT THE SIT MUTUAL FUNDS

      Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages approximately $7.0 billion as of March 31, 1999, for some of America's largest corporations, foundations and endowments.

      Sit Mutual Funds is comprised of thirteen 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

      Some of the other features include:
         o  Free telephone exchange
         o  Dollar-cost averaging through automatic investment plan
         o  Electronic transfer of funds for purchases and redemptions
         o  Free check-writing privileges on bond funds
         o  Retirement accounts including IRAs, Keoghs and 401(k) Plans



                              SIT FAMILY OF FUNDS

                                    [GRAPH]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
Safety of principal  Increased income    Long-term capital  Long-term capital
and current income                       appreciation and   appreciation
                                         income

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH

Directors:
                  Eugene C. Sit, CFA
                  Peter L. Mitchelson, CFA
                  William E. Frenzel
                  John E. Hulse
                  Sidney L. Jones
                  Donald W. Phillips

Director Emeritus:
                  Melvin C. Bahle

Officers:
                  Eugene C. Sit, CFA                Chairman
                  Peter L. Mitchelson, CFA          Vice Chairman
                  Mary K. Stern, CFA                President
                  Roger J. Sit                      Executive Vice President
                  Erik S. Anderson, CFA             Vice President - Investments
                  Ronald D. Sit, CFA                Vice President - Investments
                  Bryce A. Doty, CFA (1)            Vice President - Investments
                  Robert W. Sit (2)                 Vice President - Investments
                  John T. Groton, Jr., CFA (3)      Vice President - Investments
                  Paul E. Rasmussen                 Vice President & Treasurer
                  Michael P. Eckert                 Vice President
                  Michael J. Radmer                 Secretary
                  Debra A. Sit, CFA                 Assistant Treasurer
                  Carla J. Rose                     Assistant Secretary


(1)  Sit Balanaced Fund only.
(2)  Sit Science and Technology Growth Fund only.
(3)  Sit Regional Growth Fund only.

QUARTERLY REPORT STOCK FUNDS

QUARTER ENDED MARCH 31, 1999


INVESTMENT ADVISER

SIT INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

SUB-ADVISER

(DEVELOPING MARKETS GROWTH FUND AND
INTERNATIONAL GROWTH FUND)
SIT/KIM INTERNATIONAL INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

DISTRIBUTOR

SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

CUSTODIAN

THE NORTHERN TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL 60675

TRANSFER AGENT AND
DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166

AUDITORS

KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS,MN 55402

LEGAL COUNSEL

DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

                                                                MEMBER OF
                                                                ================
                                                                100% NO LOAD
                                                                     MUTUAL FUND
                                                                     COUNCIL
                                                                ================